EXHIBIT 99.26

CONSOLIDATED ANALYTICS, INC. (“CONSOLIDATED ANALYTICS”) DUE DILIGENCE EXECUTIVE SUMMARY

consolidatedanalytics

EXECUTIVE SUMMARY

Verus 2020-4

By Consolidated Analytics on July 09, 2020

Consolidated Analytics
E: sales@ca-usa.com | T: 800.320.9490 | www.consolidatedanalytics.com
Address: 1500 S. Douglass Rd. Suite 100, Anaheim, CA 92806

Executive Summary
Executive Summary	3
Description of Services	3
Grading Components	9
Findings Summary
Summary Overview	11
Findings Table	12
Data Comparison Results	14
Exhibits
Exhibit A: Regulatory Compliance	15
Disclaimer
Disclaimer	19

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This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on ten (10) Non-Qualified Mortgage (Non-QM) loans originated or acquired by VMC Asset Pooler, LLC (“Client”). The Client engaged Consolidated Analytics, Inc. (“CA”) to complete the due diligence review via imaged documents and applicable lender guidelines, provided by the Client from January 2020 – February 2020.

The Review contained ten (10) mortgage loans, an aggregate principal balance of approximately $2,988,410.00.

Consolidated Analytics conducted the Review consistent with the criteria for DBRS, Inc. and S&P Global Ratings, the NRSROs listed in the Form ABS Due Diligence 15-E.

Description of Services

Loan Sampling

The Client determined the sample size, and requested CA perform no random sampling of the mortgage loans to be included in the Review (all loans were included in the Review).

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Data Integrity

CA performed a data comparison review of the data fields provided by the Client on the loan tape to the actual file data as captured by CA and discrepancies in accordance with the tolerance levels noted below.

Field Name for Data Compare	Compare	Logic Applied
Original LTV	Yes	Apply 1% Tolerance if < 80%
Qualifying DTI	Yes	Apply 2.5% Tolerance If AUS = Yes and DTI > 0 or if AUS = No and DTI between 0 and 43 Do not Apply Tolerance If DTI >= 43 and AUS = No
Prepayment Penalty Term	Yes	No tolerance
Amortized Term	Yes	No tolerance
Borrower 1 Self Employed Flag	Yes	No tolerance
Combined LTV	Yes	Apply 1% Tolerance if < 80%
First Payment Date	Yes	No tolerance
Lien Position	Yes	No tolerance
Loan Purpose	Yes	No tolerance
Margin (ARM Loan)	Yes	No tolerance
Note Interest Only Term	Yes	No tolerance
Note Rate	Yes	No tolerance
Occupancy Type	Yes	No tolerance
Original Appraised Value	Yes	No tolerance
Original Balance	Yes	No tolerance
Origination Date	Yes	No tolerance
Property Type	Yes	No tolerance
Loan Program	Yes	No tolerance
Sales Price	Yes	No tolerance

Credit Underwriting

CA reviewed the mortgage loan file to determine the adherence to stated underwriting or credit extension guidelines, standards, criteria or other requirements provided by Client, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below. For Agency eligible mortgage loan files, the review of the Automated Underwriting System (AUS) output was performed.

Loan Attributes

CA performed a review of the following mortgage loan attributes to verify adherence to the guidelines and, where applicable, re-calculated based on the information provided.

•	DTI
•	LTV/CLTV
•	Lien Position
•	Gross Income
•	Qualifying PITI
•	Assets and Reserves
•	Monthly debt service
•	Residual Income
•	Occupancy
•	Property Type
•	Housing history
•	Loan Purpose

Credit Application

CA verified the Credit Application (1003) was:

•	Signed by all listed borrowers

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•	Substantially filled out
•	Contained all known borrower-owned properties on the REO section 2

Additionally, CA verified the following fields were completed:

•	First time home buyer status
•	Citizenship
•	Borrowers employment history

Credit History

CA performed a review of the mortgage loan file credit history, including:

•	Representative Credit Score and Methodology
•	Number of Tradelines
•	Mortgage/Rental payment history
•	Installment and Revolving payment history
•	Bankruptcy and Foreclosure seasoning
•	A credit report or alternative credit history as applicable to loan type is present for each borrower
•	Capture the monthly consumer debt payments for use in the applicable DTI calculation
•	Note and research the Real Estate Owned, fraud and OFAC alerts

Employment and Income

CA determined whether applicable supporting documentation as required by the guidelines, and as applicable, Ability to Repay (“ATR”) or Appendix Q, was present and, where possible, was not fraudulent. The documentation was also used to verify whether the income used to qualify the loan was calculated in accordance with the guidelines and may include, where applicable:

•	Verbal or Written VOE’s
•	Pay stubs
•	W-2 forms
•	Tax returns
•	Financial statements
•	Award letters
•	IRS Tax Transcripts (compared to Tax Returns submitted by Borrower(s))

Fraud Review

CA reviewed fraud report results for each mortgage loan file, when present, in conjunction with source documentation in the mortgage loan file to assess the likelihood of misrepresentations associated with the origination of the mortgage loan. In the event a mortgage loan file was missing a fraud report, CA placed an exception for the Client to provide the missing fraud report. When the report was present, CA reviewed the below items confirming any findings and/or discrepancies were addressed by the originator or that documentation in the mortgage loan file satisfactorily addressed such red flags.

•	Borrower identity

o	Social Security inconsistencies

o	Borrower name variations

•	Occupancy

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o	Borrower address history

o	Subject property ownership history

•	Employment

•	Licensing – reviewed NMLS data for:

o	Mortgage lender/originator

o	Loan officer

•	OFAC

Asset Review

CA assessed whether the asset documentation required by the guidelines and ATR when applicable was present in the mortgage loan file. In addition, CA conducted a review of the reserve calculation and/or any large deposits, if used to determine ATR or required by the guidelines. CA performed a re-calculation of gross, net and liquid asset balances. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included:

•	VOD’s
•	Depository account statements.
•	Stock or security account statements.
•	Gift funds.
•	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved.

Hazard/Flood Insurance/Taxes

CA performed a review of the insurance present on the mortgage loan. CA’s review:

•	Verified that the hazard insurance meets the minimum required amount of coverage in the guidelines
•	Confirmed, for condominium properties, that the blanket policy meets the minimum amount of coverage in the guidelines
•	Confirmed that the flood certification is for the correct borrower, property, lender and loan number and is a “Life of Loan” certification
•	Confirmed, for properties in a flood zone per the flood certification, that flood insurance meets guideline requirements in the mortgage loan file and meets the minimum required amount of coverage in the guidelines
•	Confirmed that the mortgagee clause lists the lender’s name and “its successors and assigns”
•	Confirmed that the premium amount on both the hazard and flood insurance match what was used in the DTI calculations
•	Reviewed the Tax Certificate to verify and compare monthly escrows used to calculate DTI matches and that taxes were current

Automated Underwriting System Findings

For Agency Eligible mortgage loan, CA reviewed mortgage loan files in accordance with applicable Agency guidelines, and mortgage loan files were documented to the most recent Automated Underwriting System (AUS) Findings. CA confirmed the mortgage loan file:

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•	Received an “Approve/Eligible” or “Accept”, based upon the most recent AUS in mortgage loan file
•	Was documented in accordance to the AUS Requirements

Regulatory Compliance Review

A Regulatory Compliance Review was conducted to determine whether the loan met certain federal, state and local regulatory requirements at the time of origination. All applicable tests and disclosure reviews were graded in accordance with the Structured Finance Industry Group (“SFIG”) published RMBS 3.0 TRID Compliance Review Scope standard. The Regulatory Compliance Scope of Review conducted is fully detailed in Exhibit A.

Valuation Review

CA reviewed the original appraisal provided to determine the original appraisal was substantially complete and adhered to applicable guidelines (“Original Appraisal Assessment”) and that the appraised value appeared to be reasonably supported (“Value-Supported Analysis”), based on the valuation provided by the Independent Third-party Review.

Original Appraisal Assessment:

Client acknowledges CA’s review of the Original Appraisal Assessment does not include providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) and that Consolidated Analytics is not licensed as an appraiser under Federal or State law, and that the services being performed by CA do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law. The analysis will include a general credibility assessment of the results of the appraisal:

•	With respect to Title XI of FIRREA, CA will only check for the presence of the appraiser’s license, and review for the presence of any red flags related to the mortgaged property that may pose a risk to the property or occupants
•	With respect to USPAP, CA will only confirm the appraiser’s certification is present and executed within the original appraisal.

Independent Third Party Values

To establish reasonable support for the original appraisal value, the following methodology was adhered to:

•	CA recorded and published the review type, value and variance from the original appraisal for all post-closing valuation products

•	If the retroactive Desk Review supports the origination appraised value within a 10% variance, no additional products were required

•	If the retroactive Desk Review does not support the original appraised value within a 10% variance, a secondary valuation procedure such as a BPO (Brokers Price Opinion) or Field Review will be required (and ordered by Client unless specifically requested to be done by Consolidated Analytics). There were zero (0) occurrences of this.

•	Ten (10) loans had Desktop Review which were performed by ClearCapital (CDA’s). Consolidated Analytics had independent access to the Desktop Reviews ordered by the aggregator.

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Valuation Product	Loan Count	% of Loans
CU Score less than or equal to 2.5	1	10.00%
Collateral Rep & Warrant Relief	1	10.00%
Desk Review	10	100.00%
BPO	0	0.00%
Field Review	0	0.00%

•	1 loan was noted as having a CU Score less than or equal to 2.5. A desk review was also provided by the aggregator for this loan.
o	1 desk review provided by the aggregator supported the original appraised value within a 10% variance.
•	1 loan was noted as Eligible for Collateral Rep & Warrant Relief. As such, a third-party valuation product was not required but still provided by the aggregator.
•	10 desk reviews were ordered by the client and provided to CA.
o	10 desk reviews supported the original appraised value within a 10% variance.
o	0 desk reviews did not support the original appraised value within a 10% variance.

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GRADING COMPONENTS

Due Diligence Grading Criterion

Upon completion of the loan file review, Consolidated Analytics assigned comprehensive grading that considers critical factors based on the specific review completed, in addition to product, client, and rating agency requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

Credit Event Grades
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been documented in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support exception. Status of occupancy, employment, income, and asset were not verified or reasonable; and/or ability to repay is not fully supported. Fraud was identified and/or credit document defects were not remedied or were remediated post-closing. Lender/aggregator QM designation was not confirmed.
D	The loan file was not provided for review or not sufficiently documented in order to complete the review.

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Compliance Grades
A	Loan is compliant with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. The loan has met ATR standards as documented by the originator and if applicable has been verified as a qualified mortgage.
B	Identified exceptions have been determined to be non-material and will not impact the enforceability of the loan and/or remediation of material defects has taken place and the remediated exception will not impact the ability to foreclose. All cures are fully and appropriately documented.
C	The loan does not meet ATR standards, is missing required disclosures or contains inaccurate disclosures which have not been/cannot be remediated and/or a benefit to the borrower cannot be determined. The agreed upon loan terms do not align to legal documents and/or legal documents were not appropriately executed.
D	The loan file was not provided for review or not sufficiently documented in order to complete the review.

Valuation Event Grades
A	Value is supported and within 10% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines and were completed on standard agency approved forms.
B	The property is complete but may require minor repairs that do not affect habitability, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an agency approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review.

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The Loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

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FindingS summary

Summary Overview

Consolidated Analytics’ review concluded the grading of the Credit, Compliance, and Property/Valuation sections, all ten (10) mortgage loans reviewed have an Overall grade of “B” or higher and 70% of the mortgage loans by number have an Overall grade of “A”.

Consolidated Analytics’ review concluded a Credit grade of “B” or higher and 70% of the mortgage loans by number have a Credit grade of “A”.

Consolidated Analytics’ review concluded a Compliance grade of “B” or higher and 100% of the mortgage loans by number have a Compliance grade of “A”.

Consolidated Analytics’ review concluded a Property grade of “B” or higher and 100% of the mortgage loans by number have a Property grade of “A”.

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FINDINGS TABLE

REVIEW TABLES

OVERALL REVIEW RESULTS
Final Grade	Loan Count	% of Sample	Original Principal Balance
A	7	70%	$2,405,630.00
B	3	30%	$582,780.00
C	0	0%	$0
D	0	0%	$0
Grand Total	10	100%	$2,988,410.00

CREDIT REVIEW RESULTS
Final Grade	Loan Count	% of Sample	Original Principal Balance
A	7	70%	$2,405,630.00
B	3	30%	$582,780.00
C	0	0%	$0
D	0	0%	$0
Grand Total	10	100%	$2,988,410.00

COMPLIANCE REVIEW RESULTS
Final Grade	Loan Count	% of Sample	Original Principal Balance
A	10	100%	$2,988,410.00
B	0	0%	$0
C	0	0%	$0
D	0	0%	$0
Grand Total	10	100%	$2,988,410.00

PROPERTY REVIEW RESULTS
Final Grade	Loan Count	% of Sample	Original Principal Balance
A	10	100%	$2,988,410.00
B	0	0%	$0
C	0	0%	$0
D	0	0%	$0
Grand Total	10	100%	$2,988,410.00

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Additional Mortgage Loan Population Summary

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	7	70	$2,286,880.00	77%
ARM	3	30%	$701,530.00	23%
Total	10	100%	$2,988,410.00	100%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
First	10	100%	$2,988,410.00	100%
Total	10	100%	$2,988,410.00	100%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Purchase	8	80%	$1,925,410.00	64%
Rate/Term Refinance	1	10%	$588,000.00	20%
Cash Out Refinance	1	10%	$475,000.00	16%
Total	10	100%	$2,988,410.00	100%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	10	100%	$2,988,410.00	100%
Total	10	100%	$2,988,410.00	100%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Owner Occupied	7	70%	$2,353,480.00	79%
Second Home	0	0%	$0.00	0%
Investment	3	30%	$634,930.00	21%
Total	10	100%	$2,988,410.00	100%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non-QM: Lender documented all ATR UW factors	7	70%	$2,353,480.00	78.75%
ATR/QM: Not Applicable	3	30%	$634,930.00	21.25%
Total	10	100%	$2,988,410.00	100%

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DATA COMPARISON RESULTS

Of the ten (10) mortgage loan files reviewed, zero (0) unique mortgage loans (0% by number) had zero (0) tape discrepancies across 3 data fields (where applicable one mortgage loan file had more than one data discrepancy).

Field Label	# Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Borrower Last Name	0	10	0%	0
Loan Amount	0	10	0%	0
Funded Date	0	10	0%	0

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EXHIBITS

EXHIBIT A: regulatory compliance

For each Mortgage Loan, CA determined, to the extent possible and subject to the caveats below, whether such Mortgage Loan at the time of origination complied with:

1.	The “material”[1] disclosure requirements of the federal Truth-in-Lending Act (“TILA”), as amended by the Home Ownership and Equity Protection Act (“HOEPA”) and Dodd-Frank, 15 U.S.C. § 1601 et seq. and implemented by Regulation Z, 12 C.F.R. Part 1026, including the material provisions relating to Higher-Priced Mortgage Loans in Regulation Z, 12 C.F.R. §§ 1026.35, and the early TIL disclosure provisions of the Mortgage Disclosure Improvement Act (“MDIA”), as implemented by Regulation Z, 12 C.F.R. §§ 1026.17 et seq; and as amended by the TILA-RESPA Integrated Disclosure (“TRID”) Rule, as set forth below:
a.	For Right of Rescission
i.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);
A.	This review is also to be performed on transactions that are exempt from the rescission requirement but on which a Notice of Right to Cancel was provided;
B.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. CA will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.
b.	For TILs (Application Dates prior to 10/3/2015)
i.	Confirm the initial TIL disclosure and final TIL disclosures were provided
ii.	Review and compare the initial and final TIL, and any re-disclosed TIL(s), with a report outlining any TILA violations, including a recalculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, proper completion of the interest rate and payment summary, recalculation of disclosed APR, and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;

1 These “material” disclosures include the required disclosures of the APR, the finance charge, the amount financed, the total number of payments, the payment schedule, and if the loan is subject to the Homeownership and Equity Protection Act (“HOEPA”), the disclosure requirements and prohibitions of that statute which are set forth in 12 C.F.R. §§ 1026.32(c) and (d).

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c.	For TRID Disclosures (Application Dates on or after 10/3/2015)
i.	Confirm the initial Loan Estimate (LE) was delivered within three (3) business days of application and seven (7) business days prior to consummation in accordance with [Client Name] Underwriting Guidelines;
ii.	Review the required sections of each LE to ensure they were populated in accordance with the TRID Rules. (If the file reflects more than one LE was provided, each revised LE must have corresponding Change of Circumstance documentation. The 0% and 10% fee tolerance evaluations will be based on the fee amounts disclosed on the initial LE and any valid changes documented and disclosed after the initial LE;
iii.	Confirm the Closing Disclosure (CD) confirm the borrower received the initial CD at least three (3) business days prior to consummation;
iv.	Review the required sections of each CD to ensure they were populated in accordance with the TRID Rules. (Any fee tolerance issues to be cured at closing or within 60 days of loan consummation.)

2.	Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603 and 2604, as implemented by Regulation X, 12 C.F.R. Part 1024, and as amended by the TRID Rule;

3.	the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution;

4.	Confirmation that one of the following are in the loan file, per the Fair Credit Reporting Act: Consumer Credit Score Disclosure, Your Credit Score and the Price You Pay for Credit, or Notice to Home Loan Applicant;

5.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43: the general Ability to Repay underwriting standards (12 C.F.R. 1026.43(c)); refinancing of non-standard mortgages (12 C.F.R. 1026.43(d)); Qualified Mortgages (12 C.F.R. 1026.43(e) (including qualified mortgages as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.) and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.; and Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)) In accordance with “Ability to Repay and Qualified Mortgage Review” description below;

6.	The Loan Originator Compensation and Prohibitions on Steering provisions of TILA, as implemented by Regulation Z, 12 C.F.R 1026.36;

7.	The appraisal and valuation requirements of TILA and the Equal Credit Opportunity Act, as implemented by Regulation Z, 12 C.F.R. 1026.35 and Regulation B, 12 C.F.R. 1002.14, respectively;

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8.	The counseling requirements of TILA, as implemented by Regulation Z, 12 C.F.R. 1026.36(k) and RESPA, as implemented by Regulation X, 12 C.F.R. 1024.20;

9.	The escrow requirements of TILA and RESPA, as implemented by Regulation Z, 12 C.F.R 1026.35, and Regulation X, 12 C.F.R 1024.17, respectively;

10.	Taxpayer First Act requirements implemented by the IRS 12/28/2019

11.	The Homeowner Flood Insurance Affordability Act of 2014 for loans closed on or after January 1, 2016, applicable for first liens on a property located within areas having special flood hazards. Verify that escrow has been set up for flood insurance for loans closed on or after January 1, 2016, only if the lender was a regulated institution.

12.	The disclosure requirements and prohibitions of the any applicable state, county and municipal laws and ordinances, as amended, that have been enacted to regulate so-called “predatory lending”:

13.	CA shall confirm that any mortgage property located in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards is subject to a qualified flood insurance policy that appears to be is in effect.

14.	Documentation. Review of the following documents for regulatory compliance:
a.	Final HUD-1 Settlement Statement (“HUD-1”), if applicable
i.	If the loan is in an escrow state, the HUD-1 will be considered final as follows:
A.	HUD-1 is marked Final;
i.	If HUD-1 is not marked Final, it must be stamped certified by the closing agent
ii.	There should be no markings indicating that the HUD-1 is estimated
B.	HUD-1 is signed by all parties (including closing agent) or stamped certified by the closing agent; and
C.	If HUD-1 is stamped, the HUD-1 / stamp should be signed or initialed by the closing agent; if the stamp does not contain the signature or initials, it must identify the name of the closing agent.
b.	Final Truth in Lending Disclosure (“TIL”), if applicable
c.	Loan Estimate, if applicable
i.	The Loan Estimate in will be considered delivered based on the date issued, subject to the three day mailing rule unless the file contains documentation indicating earlier receipt. The loan file may contain one or more Loan Estimates with the latest one provided up until three business days prior to the issuance of an initial Closing Disclosure.

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d.	Closing Disclosure, if applicable
i.	The Closing Disclosure in the loan file will be considered delivered based on the date issued, subject to the three day mailing rule unless the file contains documentation indicating earlier receipt. The loan file may contain one or more Closing Disclosures with the latest one provided up until the consummation date being considered the Final with any delivered post consummation considered as a corrected Closing Disclosure.
e.	Notice of Right to Cancel (if applicable)
f.	Initial TIL, if applicable
g.	Good Faith Estimate (“GFE”), if applicable
h.	Note
i.	Mortgage/Deed of Trust
j.	FACTA disclosures
k.	Third Party Fees
i.	Third party fees on the HUD-1, or Closing Disclosure if applicable referred to as HUD-1/Closing Disclosure, must be shown as paid to the third party provider. A condition must be set if a third party fee is paid to the lender, investor, etc. or the payee is blank.
ii.	CA will condition for evidence in the file indicating that a charge on the HUD-1/Closing Disclosure exceeds the actual cost to the borrower (i.e. cost printed / stamped on the face of the document showing an amount less than the charge on the HUD-1/Closing Disclosure). Variations of less than $1 are deemed to be within reasonable limits and are not to be reported.
iii.	Any refunds that are provided to the borrower must be accompanied by a revised HUD-1/Closing Disclosure to show the final, accurate charges to the borrower.

Ability to Repay and Qualified Mortgage Review

Loans with an application date after January 10th, 2014 are subject to the Qualified Mortgage (QM), Temporary QM (TQM) and Ability-to-Repay (ATR) rules.

Agency Eligible Loans Only:

CA reviewed applicable loans for compliance with the Qualified Mortgage (QM) rule requirements set forth in Regulation Z (12 C.F.R. 1026.43 et seq.) based upon the loan’s designation (Safe Harbor QM, HPML QM, Exempt). CA determines the loan’s status under the QM rule requirements and assigns a due diligence loan designation. CA noted as a material exception if the due diligence findings does not confirm the same loan designation. Additionally, CA notes if a loan designation was not provided.

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Disclaimer

Consolidated Analytics, Inc. (“the Company”) performs due diligence reviews for Residential Mortgage Backed Securities, as well as assets, collateral, counterparty operations, and similar diligence reviews in the consumer finance industry. In issuing reports and maintaining the ratings provided for herein, the Company relies on factual information it receives from issuers, underwriters, and from other sources which the Company reasonably believes to be credible. The Company conducts reasonable investigation of the factual information relied upon by it in accordance with its ratings methodology. The Company also makes reasonable, good faith attempts to verify the information from independent sources (to the extent such sources are available). The scope and extent of any factual investigation depends on the circumstances.

Ratings, analysis, reports, and other opinions (referred to collectively as “Reports”) issued by the Company are provided “as is” and without representation or warranty of any kind. The Company hereby disclaims any representation or warranty (whether express or implied) as to accuracy, completeness, merchantability, or fitness for a particular purpose. Reports are not a recommendation to buy, sell, or retain any security. All Reports are deemed jointly prepared and no individual shall be exclusively deemed the “author” of any Report; individuals identified in a Report were involved in, but are not solely responsible for, the contents of any Report.

Unless expressly stated otherwise, Reports do not assess any risk other than credit risk. In particular, any rating or grading in a Report does not take into consideration the risk of any security (or any portion thereof) due to changes in market conditions.

The Company does not provide investment, legal, or tax advice, and the Reports may not be construed as such. Reports are issued for the benefit of the entity requesting the Report, only, and may not be used by third parties without the express written consent of the Company and the requesting party. Reports are based on available information and current regulations as of the date of the Report, and the Company disclaims any obligation to update Reports due to a change of fact or regulation which occurs after the date of issuance. Neither supplemental factual investigation nor enhanced reviews can guarantee that all information provided to the Company will be accurate. Reports are, and must be construed solely as, statements of opinion and not as statements of fact as to credit worthiness, investment, financial, or other recommendation to purchase, sell, or hold any security.

Reports may contain assumptions and/or predictions regarding future events which are “forward-looking” and inherently cannot be verified as facts. Consequently, Reports may be affected by future events or conditions which were not anticipated at the time the Report was made. Such forward looking statements necessarily involve risks and uncertainties which may result in future performance that is materially different from the Report’s assumptions and/or conclusions. As such, Reports are not guarantees of future performance nor a prospectus related to the underlying securities (if any), and under reliance should not be placed upon the Reports in the purchase, sale, or holding of any security.

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